Putnam
Michigan
Tax Exempt
Income Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "While the stock market's higher returns may be a lure, diversification is imperative in any investment portfolio, and municipal bonds can provide that variety."

                                       -- Business Week, December 6, 1996

* "We believe that our emphasis on extensive research and analysis will continue to help your fund in the months and years ahead."

                                              -- Leslie J. Burke, manager
                                   Putnam Michigan Tax Exempt Income Fund

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

17     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Michigan Tax Exempt Income Fund's fiscal 1997 presented a significantly brighter municipal bond market environment than that which had prevailed in the preceding months. As the fiscal year unfolded, the municipal bond market -- including the market for Michigan tax-exempt bonds -- began to develop a sense of serenity, closing the semiannual period on November 30, 1996, in an almost upbeat mood.

During the period, Leslie Burke was appointed your fund's manager. Leslie joined Putnam in 1992 as a credit analyst in the Tax-Exempt Bond Group. Before joining Putnam, she was with Fidelity Investments. She has 10 years of investment experience.

In the report that follows, Leslie discusses the events and strategies that drove your fund's performance during the fiscal year's first half and takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Leslie J. Burke

Putnam Michigan Tax Exempt Income Fund began its new fiscal year during a period of uncertainty. For the first three months of fiscal year 1997 (and for most of calendar 1996), virtually every economic statistic triggered renewed speculation about the direction of interest rates. As a result, bond prices fluctuated broadly.

During the fall, however, the investment environment for bonds improved. Because we had anticipated a rally in the municipal market, your fund was well positioned to take full advantage of the increase in bond prices. As a result, your fund's class A shares generated a total return of 6.89% at net asset value and 1.83% at public offering price for the six months ended November 30, 1996. Full performance details for other time periods and for class B and class M shares can be found on page 9 of this report.

* SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears into a long-awaited rally in the fall. The United States economy's fast-paced growth of 4.6% during the third quarter of calendar 1996 gave way to a projection of 2.2% growth for the final three months of the year. Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the bond market's recent rally. While large numbers of individual investors in the United States focused their attention on the unprecedented gains of the stock market, overseas investors purchased approximately $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors -- ineligible for the tax benefits of U.S. municipal bonds -- invested primarily in Treasury securities, their interest sparked greater demand and, consequently, rising prices for the municipal market as well.

In terms of supply, the market for municipal securities was relatively tight through the first few months of the period. Traditionally June and July are months in which many bonds mature or reach their call dates and September's municipal bond issuance was the lowest in more than a year. Autumn's lower interest rates, however, made bond issuance more attractive for cash-strapped municipalities, and the supply of new bonds rose.

* TAKING A MORE DEFENSIVE APPROACH TO REDUCE PORTFOLIO VOLATILITY

Throughout the six-month period, we maintained a strategy first put in place toward the end of fiscal year 1996 -- taking several steps to reduce the volatility of the portfolio. This more defensive strategy is designed to preserve the fund's net asset value, reduce its sensitivity to interest-rate changes, and enable it to continue providing shareholders with a relatively high level of tax-free income. To achieve this goal, we focused both on reducing the overall duration and improving the portfolio's call protection. Duration is a mathematical formula that indicates how much bond prices are likely to move up or down with each percentage point shift in interest rates. Like maturity, duration is measured in years. Shorter durations generally go hand in hand with lower levels of volatility. To shorten the portfolio's duration, we redeployed assets to concentrate fund holdings in intermediate-term securities with maturities of 7 to 10 years rather than splitting holdings between short- and long-term securities. By shifting to this configuration, we believe we have created a portfolio that offers not only better value but also a better balance of income and market risk.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals and health care                 23.0%

Water and sewer                           16.1%

Education                                 10.6%

Utilities                                 10.4%

Housing                                    9.3%

Footnote reads:
* Based on net assets as of 11/30/96. Holdings will vary over time.

To protect your fund from early bond calls, we selectively replaced a portion of the portfolio's callable lower-coupon bonds that were approaching their call dates with bonds whose call dates were farther away and with higher-coupon noncallable bonds. We believe this action should provide your fund with the dual benefits of reducing call risk and enhancing its income stream.

* MICHIGAN ECONOMY CONTINUES TO BE ROBUST

Governor John Engler's conservative approach to fiscal management continues to keep the Michigan economy on an upward course. While the entire state is on a healthy economic and financial footing, the city of Detroit is really the star in the Michigan economy. Detroit has benefited from strength in the auto industry, increased industrial and commercial development, and higher levels of trade with Canada.

We made our first investments in Detroit bonds more than a year ago on recommendations from Putnam's Research Department. Our research indicated that Detroit was poised for an economic turnaround, and on the strength of this early analysis, we added Detroit general obligation
(GO) debt and insured securities from various issuers to the portfolio. At the time, Detroit debt was out of favor with many investors, and we were able to acquire the bonds at very low prices. During the past three months, the city's general obligation bonds have been upgraded from Ba to Baa, a significant rating change from below investment-grade to investment-grade status. Their prices have appreciated to reflect their improved credit quality. There's no question that our investments in Detroit have contributed significantly to your fund's returns.

We have also provided exposure to diverse areas of the Michigan economy by investing in local general obligation bonds in communities across the state. For example, we have a 5% position in Battle Creek securities, which, because of declining interest rates, are soon to be prerefunded. When bonds are prerefunded, the issuer generally floats new bonds and invests the proceeds in top-quality securities such as U.S. Treasury bonds, which are pledged to paying off the older debt. Because of the safety of principal represented by the high-quality securities, a prerefunding improves the credit quality of older bonds. This, in turn, often boosts their prices, in which case the fund would benefit.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa--37.5%

Aa--4.7%

A--13.5%

Baa--26.3%

Ba--11.1%

VMIG1--6.9%

Footnote reads:
Based on percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* HEALTH-CARE BONDS ARE STILL A DOMINANT THEME IN THE PORTFOLIO

During the period, we continued to favor health-care bonds. Several of the hospital issues in which we invested were chosen for their potential to benefit from a changing health-care environment. Michigan is at the very early stages of mixing non-profit and for-profit health-care operations, and many of the non-profit hospitals whose bonds we hold in the portfolio are attractive takeover candidates for for-profit institutions. When a hospital is acquired by another institution, its bonds are usually prerefunded. Your fund should benefit from appreciated prices, should these prerefundings occur.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

Going forward, we expect economic growth to remain at a moderate level. While we believe that interest rates may rise modestly in the short term as a result of above average holiday retail sales, we anticipate that the general trend for interest rates is stable. We also expect inflation to remain relatively low. We will continue to monitor any changes in the state's economy and make adjustments to the portfolio as necessary to maintain a relatively high level of tax-free income.

As your fund enters the second half of fiscal year 1997, our large staff of experienced research analysts will continue to scrutinize existing and new municipal bond issues to find securities that can best contribute to your fund's stream of tax-exempt income. In a post-rally environment, however, we must remain mindful of another tax consequence -- capital gains from the sales of portfolio holdings that have risen in value. Although it is unlikely that any fund could avoid capital gains altogether, we plan to shift portfolio holdings only when the benefits will substantially outweigh the potential negative effects of any taxable distributions.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Michigan Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                        Class A           Class B            Class M
(inception date)      (10/23/89)         (7/15/93)          (4/17/95)
                      NAV   POP         NAV   CDSC          NAV   POP
------------------------------------------------------------------------
6 months            6.89%   1.83%     6.55%   1.55%       6.73%   3.23%
------------------------------------------------------------------------
1 year              5.53    0.51      4.92   -0.07        5.29    1.86
------------------------------------------------------------------------
5 years            42.97   36.22        --      --          --      --
Annual average      7.41    6.38        --      --          --      --
------------------------------------------------------------------------
Life of class      68.04   60.12     16.38   13.45       13.77   10.02
Annual average      7.57    6.84      4.59    3.80        8.24    6.03
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                        Lehman Bros.
                                         Municipal          Consumer
                                        Bond Index        Price Index
------------------------------------------------------------------------
6 months                                   6.50%              1.28%
------------------------------------------------------------------------
1 year                                     5.89               3.26
------------------------------------------------------------------------
5 years                                   45.83              15.09
Annual average                             7.83               2.85
------------------------------------------------------------------------
Life of class A                           76.21              26.27
Annual average                             8.33               3.34
------------------------------------------------------------------------
Life of class B                           22.34               9.83
Annual average                             6.23               2.81
------------------------------------------------------------------------
Life of class M                           14.92               4.41
Annual average                             9.15               2.68
------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                               Class A       Class B       Class M
------------------------------------------------------------------------
Distributions (number)            6             6             6
------------------------------------------------------------------------
Income                        $0.241319     $0.211567     $0.227707
------------------------------------------------------------------------
Capital gains1                   --            --            --
------------------------------------------------------------------------
  Total                       $0.241319     $0.211567     $0.227707
------------------------------------------------------------------------
Share value:                  NAV   POP        NAV        NAV   POP
------------------------------------------------------------------------
5/31/96                      $8.85  $9.29     $8.84      $8.85  $9.15
------------------------------------------------------------------------
11/30/96                      9.21   9.67      9.20       9.21   9.52
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend rate2        5.23%  4.98%     4.59%      4.93%  4.77%
------------------------------------------------------------------------
Taxable equivalent3           9.06   8.62      7.95       8.54   8.26
------------------------------------------------------------------------
Current 30-day SEC yield4     5.02   4.77      4.37       4.76   4.60
------------------------------------------------------------------------
Taxable equivalent3           8.69   8.26      7.57       8.24   7.97
------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 42.26% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                           Class A          Class B        Class M
                           NAV  POP        NAV  CDSC       NAV  POP
------------------------------------------------------------------------
6 months                 5.06%  0.12%    4.76%  -0.24%    4.92%  1.50%
------------------------------------------------------------------------
1 year                   3.86  -1.05     3.30   -1.64     3.54   0.19
------------------------------------------------------------------------
5 years                 38.65  32.07       --      --       --     --
Annual average           6.75   5.72       --      --       --     --
------------------------------------------------------------------------
Life of class           67.21  59.33    15.78   12.87    13.20   9.46
Annual average           7.41   6.69     4.31    3.55     7.52   5.43
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI)* is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
November 30, 1996 (Unaudited)

            Key to Abbreviations
            AMBAC       -- AMBAC Indemnity Corporation
            FGIC        -- Federal Guaranty Insurance Corporation
            FNMA Coll.  -- Federal National Mortgage Association Collateralized
            FSA         -- Financial Security Assurance
            G.O. Bonds  -- General Obligation Bonds
            IFB         -- Inverse Floating Rate Bonds
            MBIA        -- Municipal Bond Investors Assurance Corporation
            VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (100.3%) *
PRINCIPAL AMOUNT                                                     RATING**         VALUE

Michigan (87.9%)
--------------------------------------------------------------------------------------------
  $ 5,500,000  Battle Creek, Downtown Dev. Auth. Tax
               Increment Rev. Bonds, 7.65s, 5/1/22                    BBB     $    6,503,750
    2,000,000  Battle Creek, Tax Incremental Fin Auth. Rev.
               Bonds, 7.1s, 5/1/10                                    A            2,247,500
    3,700,000  Cornell Township, Econ. Dev. Corp. VRDN
               (Escabana Paper Co.), 3.9s, 11/1/16                    VMIG1        3,700,000
    4,300,000  Delta Cnty., Econ. Dev. Corp. Env. Impt. VRDN
               (Mead-Escabana Co.), 3.9s, 12/1/23                     VMIG1        4,300,000
               Detroit, G.O. Bonds
    4,875,000  Ser. A, 6.8s, 4/1/15                                   Baa          5,344,218
    2,475,000  Ser. B, 7s, 4/1/04                                     Baa          2,765,812
               Detroit, City School Dist. G.O. Bonds,
               Ser. A, AMBAC
    1,500,000  6 1/2s, 5/1/11                                          Aaa         1,668,750
    2,455,000  6 1/2s, 5/1/09                                          Aaa         2,752,669
    1,170,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
               Bonds, Ser. A, 9.5s, 5/1/21                             BBB/P       1,453,725
               Detroit, Wtr. Supply Syst. IFB
    1,500,000  FGIC, 8.841s, 7/1/22                                    Aaa         1,691,250
    7,000,000  Prerefunded, FGIC, 8.841s, 7/1/22                       Aaa         8,557,500
               Detroit, Wtr. Supply Syst. Rev. Bonds
    1,750,000  MBIA, 7 7/8s, 7/1/19 #                                  Aaa         1,890,000
    3,380,000  Second Lien, Ser. A, MBIA, 5.4s, 7/1/11                 Aaa         3,443,375
    3,000,000  Dickinson Cnty., Hosp. Rev. Bonds
               (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                 Ba          3,311,250
               Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.)
    2,000,000  7.8s, 7/1/14                                            Baa         2,172,500
      630,000  Ser. A, 6s, 7/1/06                                      Baa           631,575
    2,500,000  Grand Ledge, Pub. School Dist. G.O. Bonds,
               MBIA, 5 3/8s, 5/1/24                                    Aaa         2,484,375
    4,200,000  Grand Rapids Wtr. Supply Syst. VRDN, FGIC,
               3.4s, 1/1/20                                            VMIG1       4,200,000
    1,550,000  Grand Rapids, Cmnty. College G.O. Bonds,
               MBIA, 5 3/8s, 5/1/19                                    Aaa         1,536,437
    1,000,000  Grand Rapids, Hsg. Fin. Auth. Multi-Fam. Rev.
               Bonds, Ser. A, FNMA Coll., 7 5/8s, 9/1/23               AAA         1,092,500
    3,000,000  Greater Detroit, Res. Rcvy. Auth. Rev. Bonds,
               Ser. A, AMBAC, 6 1/4s, 12/13/06                         Aaa         3,318,750
    2,280,000  Holland, Area Cmnty. Swimming Pool Auth.
               G.O. Bonds, FGIC, 5 1/8s, 5/1/19                        Aaa         2,191,650
    3,500,000  Kalamazoo, Hosp. Fin. Auth. Fac. IFB, FGIC,
               6.668s, 6/1/11                                          Aaa         3,447,500
    3,840,000  MI Muni. Board Auth. State Revolving Rev.
               Bonds, 6 1/2s, 10/1/17                                  Aa          4,353,600
    2,500,000  MI State Stragetic Fund Solid Waste Disp. Rev.
               Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22          BB/P        2,590,625
               MI State Strategic Fund Ltd. Oblig. Rev. Bonds
    2,870,000  (Arbor Model & Tooling), 10 1/4s, 9/15/19               BB          3,078,936
    3,825,000  (Env. Research), 8 1/8s, 10/1/14                        A           4,250,531
    3,150,000  (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                  Aa          3,697,313
    1,500,000  (Detroit Edison), Ser. BB, AMBAC, 7s, 5/1/21            Aaa         1,841,250
               MI State Hosp. Fin. Auth. Rev. Bonds
      460,000  (Garden City), 8 1/2s, 9/1/17                           Ba            547,400
      920,000  (Garden City Hosp.), 8 1/2s, 9/1/17                     Ba            977,500
    1,300,000  (Metropolitan Hosp.), Ser. B, 8 1/8s, 7/1/18            Baa         1,459,250
    2,000,000  (Detroit-Macomb Hosp. Corp.),
               Ser. A, 7.4s, 6/1/13                                    BB          2,010,000
    1,350,000  (Detroit-Macomb Hosp. Corp),
               Ser. A, 7s, 6/1/15                                      BB          1,350,162
    4,500,000  (Sinai Hosp.), 6.7s, 1/1/26                             Baa         4,629,375
    2,000,000  (Sinai Hosp.), 6 5/8s, 1/1/16                           Baa         2,050,000
    2,000,000  (Presbyterian Villages), 6 1/2s, 1/1/25                 BBB/P       2,032,500
    2,000,000  (Presbyterian Villages), 6.4s, 1/1/15                   BBB/P       2,032,500
    2,575,000  (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/24         Baa         2,494,531
               MI State Hsg. Dev. Auth.
    1,000,000  Ltd. Oblig. Rev. Bonds (Mercy Bellbrook),
               MBIA, 8 1/8s, 4/1/18                                    Aaa         1,034,980
    2,500,000  Multi-Fam. Rev. Bonds, Ser. A, FGIC, 8 3/8s,
               7/1/19                                                  Aaa         2,613,675
    1,600,000  Rental Hsg. Rev. Bonds, Ser. A, FSA, 7.55s,
               4/1/23                                                  Aaa         1,728,000
    2,900,000  Rental Hsg. Rev. IFB, Ser. B, AMBAC, 4.93s,
               10/1/12                                                 Aaa         2,711,500
      195,000  Single Fam. Mtge. Rev. Bonds, Ser. A, 7.55s,
               12/1/14                                                 AA            203,044
    3,600,000  MI State Strategic Fund Rev. Bonds
               (Mercy Svcs. for Aging), 9.4s, 5/15/20                  BBB/P       4,068,000
    5,000,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23         Baa         4,743,750
    2,505,000  Tawas City Hosp. Fin. Auth. Rev. Bonds
               (St. Joseph's Hosp.), Ser. A, 8 1/2s, 3/15/12           BB/P        2,586,137
    5,875,000  Thornapple Kellogg, School Dist. G.O. Bonds,
               FGIC, 5 3/8s, 5/1/22                                    Aaa         5,794,219
               Waterford, Econ. Dev. Corp. Rev. Bonds
               (Canterbury Hlth. Care)
    1,500,000  8 3/8s, 7/1/23                                          BB/P        1,584,375
    1,485,000  8s, 7/1/08                                              BB/P        1,557,394
    2,000,000  Wayland, Uni. School Dist. Rev. Bonds,
               FGIC, 8s, 5/1/10                                        Aaa         2,557,500
    2,405,000  Wayne Cnty., Bldg. Auth. G.O. Bonds,
               Ser. A, MBIA, 6s, 6/1/08                                Aaa         2,603,413
    2,000,000  Western MI Univ. Rev. Bonds,
               Ser. A, FGIC, 5s, 7/15/21                               Aaa         1,847,500
    4,000,000  Western Townships Util. Auth. Swr. Disp. Syst.
               Rev. Bonds, 8.2s, 1/1/18                                BBB         4,355,000
               Wyandotte Elec. Rev. Bonds
    1,575,000  AMBAC, 7 7/8s, 10/1/17                                  Aaa         1,662,365
    3,200,000  MBIA, 6 1/4s, 10/1/17                                   Aaa         3,428,000
                                                                              --------------
                                                                                 155,179,411

Puerto Rico  (12.4%)
--------------------------------------------------------------------------------------------
                Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
     2,000,000  Ser. Y, 6 1/4s, 7/1/13                                 A           2,190,000
     2,835,000  Ser. Z, MBIA, 6 1/4s, 7/1/11                           Aaa         3,203,550
     2,000,000  Ser. Y, 5 1/2s, 7/1/36                                 A           1,967,500
     2,000,000  Ser. X, 5s, 7/1/22                                     A           1,820,000
                PR Elec. Pwr. Auth. Rev. Bonds
     3,000,000  Ser. X, 6s, 7/1/15                                     A           3,097,500
     1,500,000  Ser. X, 5 1/2s, 7/1/25                                 A           1,460,625
     7,255,000  Ser. Z, 5 1/4s, 7/1/21                                 A           6,865,044
     1,100,000  PR Pub. Bldg. Auth. Fac. Rev. Bonds,
                Ser. A, AMBAC, 6 1/4s, 7/1/14                          Aaa         1,233,375
                                                                              --------------
                                                                                  21,837,594
--------------------------------------------------------------------------------------------
                Total Municipal Bonds and Notes (cost $168,725,466)***          $177,017,005
--------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $176,430,504.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996, for the securities listed.  Ratings are generally ascribed to securities at the time of issuance.  While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996.
    Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $168,725,466, resulting in gross unrealized appreciation and depreciation of $20,987,103 and $12,695,564, respectively, or net unrealized appreciation of $8,291,539.

  #  A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

     The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1996.

     The fund had the following industry group concentrations greater than 10% at November 30, 1996
     (as a percentage of net assets):

     Hospitals/Health Care      23.0%
     Water/Sewer                16.1
     Education                  10.6
     Utilities                  10.4

     The fund had the following insurance concentrations greater than 10% at November 30, 1996
     (as a percentage of net assets):

     FGIC            18.6%
     MBIA            11.1


--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996
                                            Aggregate Face    Expiration       Unrealized
                             Total Value             Value          Date     Depreciation
--------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
(Short)                        $5,927,156       $5,885,125      Dec - 96       $   (42,031)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified
cost $168,725,466) (Note 1)                                     $ 177,017,005
-----------------------------------------------------------------------------
Cash                                                                  523,408
-----------------------------------------------------------------------------
Interest and other receivables                                      3,004,116
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                256,203
-----------------------------------------------------------------------------
Total assets                                                      180,800,732

Liabilities
-----------------------------------------------------------------------------
Payable for variation margin                                           46,219
-----------------------------------------------------------------------------
Distributions payable to shareholders                                 437,334
-----------------------------------------------------------------------------
Payable for securities purchased                                    3,452,033
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                             23,065
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          258,924
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             12,967
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                           4,913
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,172
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 70,953
-----------------------------------------------------------------------------
Other accrued expenses                                                 62,648
-----------------------------------------------------------------------------
Total liabilities                                                   4,370,228
-----------------------------------------------------------------------------
Net assets                                                       $176,430,504

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 $ 169,064,728
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           67,117
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (950,849)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                          8,249,508
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                       $176,430,504

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($143,065,417 divided by 15,525,762 shares)                             $9.21
-----------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.21)*                  $9.67
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($32,698,655 divided by 3,553,309 shares)**                             $9.20
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($666,432 divided by 72,339 shares)                                     $9.21
-----------------------------------------------------------------------------
Offering price per class M share (100/96.75 of 9.21)***                 $9.52
-----------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income:                                      $  5,343,149
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      515,248
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         93,750
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      10,334
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        3,493
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 140,035
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 132,119
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   1,581
-----------------------------------------------------------------------------
Reports to shareholders                                                 9,586
-----------------------------------------------------------------------------
Registration fees                                                       5,632
-----------------------------------------------------------------------------
Auditing                                                               12,445
-----------------------------------------------------------------------------
Legal                                                                   9,489
-----------------------------------------------------------------------------
Postage                                                                40,815
-----------------------------------------------------------------------------
Other                                                                   3,055
-----------------------------------------------------------------------------
Total expenses                                                        977,582
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                           (114,255)
-----------------------------------------------------------------------------
Net expenses                                                          863,327
-----------------------------------------------------------------------------
Net investment income                                               4,479,822
-----------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      275,156
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       137,952
-----------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures during the period                                       6,558,716
-----------------------------------------------------------------------------
Net gain on investments                                             6,971,824
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $11,451,646
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                       Six months ended        Year ended
                                                            November 30            May 31
                                                                   1996*             1996
-----------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------
Net investment income                                        $4,479,822        $8,755,309
-----------------------------------------------------------------------------------------
Net realized gain on investments                                413,108         1,753,438
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                 6,558,716       (4,781,877)
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations          11,451,646        5,726,870
-----------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------
  From net investment income
    Class A                                                   (3,763,632)      (7,598,988)
-----------------------------------------------------------------------------------------
    Class B                                                     (718,596)      (1,242,161)
-----------------------------------------------------------------------------------------
    Class M                                                      (15,824)         (15,675)
-----------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)              1,157,817       14,248,432
-----------------------------------------------------------------------------------------
Total increase in net assets                                   8,111,411       11,118,478
-----------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------
Beginning of period                                          168,319,093      157,200,615
-----------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $67,117 and $85,347, respectively)                $176,430,504     $168,319,093
-----------------------------------------------------------------------------------------

* Unaudited.

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                   For the period
                                     Six months                    April 17, 1995     Six months
                                       ended                        (commencement         ended
                                    November 30     Year ended      of operations)     November 30       Year ended
                                    (Unaudited)       May 31          to May 31        (Unaudited)          May 31
                                    ------------------------------------------------------------------------------------------
                                       1996            1996             1995               1996              1996
                                    ------------------------------------------------------------------------------------------
                                                    Class M                                         Class B
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                             $8.85           $9.00            $8.80              $8.84             $9.00
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                   .23             .47              .05(e)             .21               .43
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .36            (.16)             .21                .36              (.16)
------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                              .59             .31              .26                .57               .27
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income             (.23)           (.46)            (.06)              (.21)             (.43)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on
investments                              --              --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------
In excess of net gain on
investments                              --              --               --                 --                --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.23)           (.46)            (.06)              (.21)             (.43)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $9.21           $8.85            $9.00              $9.20             $8.84
------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                 6.73*           3.53             2.03*              6.55*             3.05
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $666            $558             $119            $32,699           $29,371
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(d)                       .66*           1.28              .20*               .84*             1.65
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.49*           5.06              .84*              2.34*             4.74
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                40.15*         139.08            82.91              40.15*           139.08
------------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                         For the period
                                                          July 15, 1993    Six months
                                                          (commencement       ended
                                         Year ended       of operations)   November 30      Year ended
                                           May 31           to May 31      (Unaudited)        May 31
                                    ------------------------------------------------------------------------------------------
                                             1995             1994             1996            1996
                                    ------------------------------------------------------------------------------------------
                                                   Class B                                    Class A
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                                   $8.90            $9.43            $8.85           $9.01
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                         .47              .41              .24             .49
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .10             (.46)             .36            (.16)
------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                                    .57             (.05)             .60             .33
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                   (.47)            (.40)            (.24)           (.49)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on
investments                                    --               --               --              --
------------------------------------------------------------------------------------------------------------------------------
In excess of net gain on
investments                                    --             (.08)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                          (.47)            (.48)            (.24)           (.49)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $9.00            $8.90            $9.21           $8.85
------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                       6.72             (.68)*           6.89*           3.76
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $21,071          $10,251         $143,065        $138,390
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(d)                            1.59             1.42*             .51*           1.00
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    5.31             4.25*            2.67*           5.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      82.91            41.77            40.15*         139.08
------------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                Year ended May 31
                                    ------------------------------------------------------------------------------------------
                                                1995           1994             1993           1992
                                    ------------------------------------------------------------------------------------------
                                                                     Class A
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                                      $8.90          $9.30            $8.80          $8.51
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                            .52            .52              .55            .56(a)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       .11           (.32)             .52            .29
------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                                       .63            .20             1.07            .85
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                      (.52)          (.52)            (.56)          (.56)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on
investments                                       --           (.03)            (.01)            --
------------------------------------------------------------------------------------------------------------------------------
In excess of net gain on
investments                                       --           (.05)              --             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (.52)          (.60)            (.57)          (.56)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.01          $8.90            $9.30          $8.80
------------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                          7.45           2.03            12.38          10.25
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $136,010       $128,921         $113,074        $80,310
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(d)                                .95            .99             1.04            .95(a)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       6.03           5.58             6.04           6.28(a)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                         82.91          41.77            15.89          71.68(c)
------------------------------------------------------------------------------------------------------------------------------

 *  Not annualized.

(a) Reflects an expense limitation in effect during the year ended May 31, 1992.  As a result of such limitation, expenses for the fund reflect a reduction of $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Michigan Tax Exempt Income Fund, then known as Putnam Michigan Tax Exempt Fund II.

(d) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Michigan tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $1,182,000 available to offset future net capital gain, if any, which will expire on May 31, 2003.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon and original issue bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $114,255 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $700 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan (The "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $10,931 and $254 from the sale of class A and class M shares, respectively and $22,543 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $67,449,710 and $65,090,055, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Six months ended
                                November 30, 1996
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold                 548,170     $  4,931,666
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               251,955        2,259,938
----------------------------------------------------
                            800,125        7,191,604

Shares
repurchased                (908,502)      (8,172,967)
----------------------------------------------------
Net decrease               (108,377)    $   (981,363)
----------------------------------------------------

                                    Year ended
                                   May 31, 1996
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold               1,790,658     $ 16,179,778
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               521,536        4,702,178
----------------------------------------------------
                          2,312,194       20,881,956

Shares
repurchased              (1,767,677)     (15,933,085)
----------------------------------------------------
Net increase                544,517     $  4,948,871
----------------------------------------------------

                                Six months ended
                                November 30, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold                363,763       $ 3,265,112
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               54,129           485,039
----------------------------------------------------
                           417,892         3,750,151

Shares
repurchased               (188,596)       (1,692,599)
----------------------------------------------------
Net increase               229,296       $ 2,057,552
----------------------------------------------------

                                   Year ended
                                  May 31, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold              1,169,338       $10,523,158
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               90,726           816,160
----------------------------------------------------
                         1,260,064        11,339,318

Shares
repurchased               (277,570)       (2,492,726)
----------------------------------------------------
Net increase               982,494       $ 8,846,592
----------------------------------------------------

                               Six months ended
                               November 30, 1996
----------------------------------------------------
Class M                     Shares            Amount
----------------------------------------------------
Shares sold                 17,519          $156,377
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                1,008             9,041
----------------------------------------------------
                            18,527           165,418

Shares
repurchased                 (9,288)          (83,790)
----------------------------------------------------
Net increase                 9,239         $  81,628
----------------------------------------------------

                                   Year ended
                                  May 31, 1996
----------------------------------------------------
Class M                      Shares           Amount
----------------------------------------------------
Shares sold                  51,346         $466,168
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 1,184           10,679
----------------------------------------------------
                             52,530          476,847

Shares
repurchased                  (2,683)         (23,878)
----------------------------------------------------
Net increase                 49,847         $452,969
----------------------------------------------------



Results of December 5, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                        Votes
                                  Votes for           withheld

Jameson Adkins Baxter            11,553,202            235,096
Hans H. Estin                    11,594,959            193,339
John A. Hill                     11,598,313            189,985
Ronald J. Jackson                11,558,705            229,593
Elizabeth T. Kennan              11,583,778            204,520
Lawrence J. Lasser               11,599,553            188,745
Robert E. Patterson              11,596,381            191,917
Donald S. Perkins                11,584,790            203,508
William F. Pounds                11,594,959            193,339
George Putnam                    11,593,391            194,907
George Putnam, III               11,586,163            202,135
Eli Shapiro                      11,525,145            263,153
A.J.C. Smith                     11,596,381            191,917
W. Nicholas Thorndike            11,590,519            197,779

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 11,394,150 votes for, and 71,553 votes against, with 322,595 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
10,757,935 votes for, and 431,755 votes against, with 598,608 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 10,501,140 votes for, and 571,191 votes against, with 715,967 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
10,097,701 votes for, and 1,020,547 votes against, with 670,050 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
10,403,221 votes for, and 718,052 votes against, with 667,025 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
10,668,603 votes for, and 453,558 votes against, with 666,137 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
10,449,650 votes for, and 634,216 votes against, with 704,432 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 10,105,539 votes for, and 1,027,080 votes against, with 655,679 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 10,278,904 votes for, and 785,908 votes against, with 723,486 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 10,114,398 votes for, and 879,394 votes against, with 794,506 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 10,225,407 votes for, and 820,228 votes against, with 742,663 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 10,031,379 votes for, and 998,362 votes against, with 758,557 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 10,220,691 votes for, and 814,763 votes against, with 752,844 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 10,413,573 votes for, and 733,825 votes against, with 640,900 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 10,111,331 votes for, and 939,033 votes against, with 737,934 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



WELCOME TO

                        www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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29936-846/237/126   1/97